Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas C. Gregor, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of United National Bank (SEC File Number 333-_______) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                      Title                Date
           ---------                      -----                ----

    THOMAS C. GREGOR
----------------------------    Chairman, President and   August __, 1998
   Thomas C. Gregor             Chief Executive Officer

   DONALD W. MALWITZ
----------------------------    Vice President and        August __, 1998
   Donald W. Malwitz            Treasurer (Principal
                                Financial Officer)

   GEORGE W. BLANK
----------------------------    Director                  August 7, 1998
    George W. Blank

   DONALD A. BUCKLEY
----------------------------    Director                  August __, 1998
   Donald A. Buckley

   C. DOUGLAS CHERRY
----------------------------    Director                  August 7, 1998
   C. Douglas Cherry

   CHARLES E. HANCE
----------------------------    Director                  August 7, 1998
   Charles E. Hance

     JOHN R. KOPICKI
----------------------------    Director                  August 7, 1998
     John R. Kopicki


----------------------------    Director                  August __, 1998
Antonia S. Marotta

----------------------------    Director                  August __, 1998
John W. McGowan III


----------------------------    Director                  August __, 1998
Patricia A. McKiernan


----------------------------    Director                  August __, 1998
Charles N. Pond, Jr.


----------------------------    Director                  August __, 1998
Paul K. Ross


----------------------------    Director                  August __, 1998
David R. Walker


----------------------------    Director                  August __, 1998
Ronald E. West


----------------------------    Director                  August __, 1998
George J. Wickard